                                                                    EXHIBIT 10.2


                              PURCHASE AGREEMENT
                         AND JOINT ESCROW INSTRUCTIONS
                         -----------------------------


TO:  Chicago Title Insurance Company       Escrow No.:
     7616 LBJ Freeway, Suite 300                      ----------------------
     Dallas, Texas  75251-1106             Escrow Officer:  Sharon L. Cooper
     Attention:  Sharon L. Cooper          Title Order No.:
                                                           -----------------
                                           Title Officer:
                                                         -------------------

          THIS PURCHASE AGREEMENT AND JOINT ESCROW INSTRUCTIONS ("Agreement") is made and entered into as of this 30th day of January, 1998 (the "Effective Date"), by and between JJB Land Company, LLC, a Delaware Limited Liability Company ("Seller"), and PRENTISS PROPERTIES ACQUISITION PARTNERS, L.P., a Delaware limited partnership ("Buyer"), with respect to the following:

                               R E C I T A L S :
                               - - - - - - - -

          A. Seller owns that certain real property (the "Land") located in the City of Carlsbad, County of San Diego, State of California, more particularly described on Exhibit "A" attached hereto and incorporated herein by this
             -----------
reference, together with all buildings located thereon, commonly known as The Plaza (the "Building").

          B.  Seller desires to sell and convey to Buyer the following:

               1. The "Land", together with the Buildings and all associated parking garages and areas, and all other improvements located on the Land (collectively, the "Improvements");
                         ------------

               2. All of Seller's interest in all rights, privileges, easements and appurtenances benefiting the Land and/or the Improvements, including, without limitation, all mineral and water rights and all easements, rights-of-way and other appurtenances used or connected with the beneficial use or enjoyment of the Land and/or the Improvements (the Land, the Improvements and all such rights, privileges, easements and appurtenances are sometimes collectively hereinafter referred to as the "Real Property");

               3. All of Seller's interest, as landlord, in and to all leases, subleases, licenses and other occupancy agreements affecting any portion of the Real Property (collectively, the "Leases");

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               4.  All personal property, equipment, supplies and fixtures
     (collectively, the "Personal Property") owned by Seller, located at and used in the operation of the Real Property and described on Exhibit "A-1"
                                                                 -------------
     attached hereto; and

               5. All of Seller's interest in any intangible property appurtenant to the foregoing, including, without limitation, contract rights, warranties, guaranties, licenses, permits, entitlements, plans (including, without limitation, plans or permits relating to seismic retrofitting), governmental approvals and certificates of occupancy which benefit the Real Property and/or the Personal Property (the "Intangible Personal Property"). The Real Property, the Personal Property, Seller's interest as landlord under the Leases, and the Intangible Personal Property are collectively hereinafter referred to as the "Property."

          C. Seller desires to sell the Property to Buyer, and Buyer desires to purchase the Property from Seller upon the terms and conditions hereinafter set forth.

                              A G R E E M E N T :
                              - - - - - - - - -

          NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Buyer agree that the terms and conditions of this Agreement and the instructions to Chicago Title Company ("Escrow Holder") with regard to the escrow ("Escrow") created pursuant hereto are as follows:

          1.  Purchase and Sale.  Seller hereby agrees to sell the Property to
              -----------------
Buyer, and Buyer hereby agrees to purchase the Property from Seller, upon the terms and conditions herein set forth.

          2.  Purchase Price.  Subject to adjustment as provided for in this
              --------------
Agreement, the contribution price ("Purchase Price") for the Property shall be Thirteen Million Eight Hundred Fifty Thousand and 00/00 Dollars
($13,850,000.00).

          3.  Payment of Purchase Price.  The Purchase Price for the Property
              -------------------------
shall be payable by Buyer as follows:

              (a)  Deposit.  Two (2) business days after the Effective Date,
                   -------
     Buyer shall deposit with Escrow Holder a sum equal to Eighty Thousand and 00/00 Dollars ($80,000.00) (the "Deposit"). Notwithstanding any other provision of this Agreement to the contrary, the Deposit shall be nonrefundable to Buyer in the event this Agreement and the Escrow are canceled unless (i) Buyer terminates this Agreement pursuant to Paragraph 7(a)(vii), or 16 hereof or (ii) Buyer terminates this Agreement because of a material breach by Seller of its obligations under this Agreement including, but not limited to, Seller's failure to convey the Property to Buyer as provided herein, in which event the Deposit and all accrued interest thereon shall be refunded to Buyer upon the termination of this Agreement.

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              (b)  Closing Funds.  On the Close of Escrow, Buyer shall deposit
                   -------------
     or cause to be deposited with Escrow Holder, in Immediately Available Funds, the balance of the Purchase Price (i.e., the Purchase Price less the
                                               ----
     amounts provided for in paragraph (a) above and elsewhere in this Agreement plus or minus Buyer's share of closing costs, prorations and charges payable pursuant to this Agreement.

          4.  Escrow.
              ------

              (a)  Opening of Escrow.  For purposes of this Agreement, the
                   -----------------
     Escrow shall be deemed opened on the date Escrow Holder shall have received a fully executed original or originally executed counterparts of this Agreement from both Buyer and Seller (such date being referred to hereinafter as the "Opening of Escrow").

              (b)  Close of Escrow.  For purposes of this Agreement, the "Close
                   ---------------
     of Escrow" shall be the date that the grant deed, the form of which is attached hereto as Exhibit "B" (the "Grant Deed"), conveying the Real
                        -----------
     Property to Buyer, are recorded in the Official Records of San Diego County (the "Official Records"). Unless extended in writing by Buyer and Seller, the Close of Escrow shall occur on or before February 5, 1998 (the "Closing Date"). Seller shall deliver possession of the Property to Buyer upon the Close of Escrow, subject only to the "Approved Condition of Title" (as defined in Paragraph 5 below).

          5.  Condition of Title.  It shall be a condition to the Close of
              ------------------
Escrow for Buyer's benefit (which Buyer may waive in its sole and absolute discretion) that title to the Real Property be conveyed to Buyer by Seller by the Grant Deed subject only to the following approved condition of title ("Approved Condition of Title"):

              (a) a lien to secure payment of real estate taxes and assessments, not delinquent;

              (b)  the lien of supplemental taxes assessed pursuant to Chapter
     3.5 commencing with Section 75 of the California Revenue and Taxation Code ("Code") (but not any delinquent supplement taxes);

              (c) matters affecting the Real Property created by or with the written consent of Buyer; and

              (d) exceptions which are disclosed by the Title Report described in Paragraph 7(a)(i) hereof and which are approved or deemed approved by Buyer in accordance with such Paragraph 7(a)(i).

          Seller covenants that, during the term of the Escrow, it will not intentionally cause title to the Real Property to differ from the Approved Condition of Title described in this Paragraph 5, provided that Seller shall have no obligation to remove any liens or other encumbrances affecting title to the Property except for liens evidencing monetary encumbrances (other than nondelinquent real property taxes and assessments which Seller shall cause to be removed as of the Close of Escrow). Any liens, encumbrances, encroachments, easements, restrictions, conditions, covenants, rights, rights-of-way or other matters affecting the Approved Condition of Title which may appear of record or be revealed after the date of the Title Report described in Paragraph 7(a)(i) below shall also be subject to Buyer's approval as a condition to the Close of Escrow for Buyer's benefit.

          6.  Title Policy.  It shall be a condition to the Close of Escrow
              ------------
for Buyer's benefit (which Buyer may waive in its sole and absolute discretion) that the "Title Company" (as defined in Paragraph 7(a)(i) hereof) is prepared to issue its ALTA (Form B 1970) Owner's Extended Policy of Title Insurance ("Title Policy") in the amount of the Purchase Price, showing title to the Real Property vested in Buyer (or its assignee), subject only to the Approved Condition of Title and with such endorsements as are reasonably requested by Buyer. If the Title Company does not commit to issue a Title Policy for each Property by the Close of Escrow, Buyer may elect to terminate this Agreement.

          7.  Conditions to Close of Escrow.
              -----------------------------

              (a)  Conditions to Buyer's Obligations.  The Close of Escrow and
                   ---------------------------------
     Buyer's obligation to consummate the transaction contemplated by this Agreement are subject to the satisfaction of the following conditions (or Buyer's written waiver thereof, it being agreed that Buyer may waive in writing any or all of such conditions) for Buyer's benefit on or prior to the dates designated below for the satisfaction of such conditions.
     Whether or not Buyer terminates this Agreement and the Escrow due to the nonsatisfaction of any such conditions, Buyer shall not be entitled to the return of the Deposit and all interest accrued thereon except in accordance with Paragraph 3(a) above.

                   (i) Title.  Buyer shall have the right to review and approve
                       -----
          or disapprove, in its reasonable discretion, the legal description of the Land and any matters of title as disclosed by the following documents ("Title Documents") to be delivered to Buyer at Seller's sole cost and expense: a CLTA title commitment issued by Chicago Title Company (the "Title Company") with respect to the Property (the "Title Report"), together with legible copies of the underlying documents relating to the Schedule B exceptions set forth in such title commitment. Buyer acknowledges that Seller has caused the Title Company to deliver the Title Documents to Buyer prior to the Effective Date. Buyer has obtained, at its sole cost and expense, a survey of each Property. Buyer has had until the Effective Date to give Seller and Escrow Holder written notice ("Buyer's Title Notice") of Buyer's disapproval or conditional approval of the legal description or any matters shown in the Title Documents or the survey. The failure of Buyer to give Buyer's Title Notice on or before the Effective Date shall be deemed to constitute Buyer's approval of the legal description and all of the Title Documents.

                    If Buyer disapproves or conditionally approves any matters of title shown in the Title Documents, Seller shall give Buyer written notice (which shall hereinafter be referred to as "Seller's Title Notice"), within three
          (3) days of its receipt of Buyer's Title Notice, of those matters of title disclosed on the Title Documents that have not been approved by Buyer pursuant to this Paragraph 7(a)(i) which Seller covenants and agrees to either eliminate from the Title Policy as exceptions to title to the Property or to ameliorate to Buyer's satisfaction by the Closing Date as a condition to the Close of Escrow for Buyer's benefit. If Seller does not elect in Seller's Title Notice to eliminate or ameliorate any disapproved or conditionally approved matters as provided above, or if Buyer disapproves, in Buyer's reasonable discretion, Seller's Title Notice, then Buyer shall have the right, by a writing delivered to Seller and Escrow Holder within two (2) days of Buyer's receipt of Seller's Title Notice, to (A) waive its prior disapproval, in which event said disapproved matter(s) shall be deemed approved, or (B) terminate this Agreement and the Escrow created pursuant hereto, in which event the Deposit shall be immediately delivered to Seller, and this Agreement, the Escrow and the rights and obligations of the parties hereunder shall terminate. If Seller fails to timely deliver Seller's Title Notice, then Seller will be deemed to have elected not to eliminate or ameliorate to Buyer's satisfaction any disapproved or conditionally approved matters set forth in Buyer's Title Notice on or before the Close of Escrow.

                    Notwithstanding anything to the contrary contained in this Agreement, Buyer hereby disapproves all liens evidencing monetary encumbrances (other than liens for non-delinquent real property taxes or assessments), and Seller agrees to cause all such liens to be eliminated at Seller's sole cost and expense (including all prepayment penalties and charges) prior to or concurrently with the Close of Escrow. In the event any additional matters encumber the Property which are set forth in any amendment or a supplement to the Title Documents ("Supplemental Title Documents"), Buyer shall give Seller and Escrow Holder written notice ("Buyer's Supplemental Title Notice") of Buyer's disapproval or conditional approval of any matters shown on the Supplemental Title Documents on or before the date which is three
          (3) business days after Buyer's receipt of the Supplemental Title Documents. Seller may elect to eliminate or ameliorate any disapproved or conditionally approved matters relating to the Supplemental Title Documents, and Buyer may elect to waive its prior disapproval of such matters or terminate this Agreement in accordance with the time periods and provisions set forth herein.

                    (ii) Review and Approval of Documents and Materials. Seller
                         ----------------------------------------------
          has made available to Buyer at the offices of Newport National Corporation in Carlsbad, California, (A) the documents and materials respecting the Property set forth on Exhibit "A-2" attached hereto, or
                                               -------------
          (B) such other documents in Seller's possession or control which relate to the Property which Buyer shall reasonably request (collectively, the "Documents and Materials"). Buyer may make copies of the Documents and Materials, but Seller shall have no obligation to provide Buyer with copies. Buyer shall have the right to review and approve or disapprove, in its sole and absolute discretion, any or all of the Documents and Materials prior to the Effective Date. The failure of Buyer to give Seller written notice of its approval of all of the Documents and Materials on or before the Effective Date shall be deemed to constitute Buyer's approval thereof.

                    (iii)  Inspections and Studies.  Prior to the Effective
                           -----------------------
          Date, Buyer has had the right to approve or disapprove, in Buyer's sole and absolute discretion, the results of any and all inspections, investigations, tests and studies, including, without limitation, investigations with regard to zoning, building codes and other governmental regulations; architectural inspections; engineering tests; soils, seismic and geologic reports; inspections of all or any portion of the Improvements (including, without limitation, structural, mechanical and electrical systems, roofs, pavement, landscaping and public utilities); inspections, investigations, tests and studies with respect to the environmental condition of the Property; and any other physical inspections and/or investigations as Buyer may elect to make or obtain. The failure of Buyer to give Seller written disapproval of said results on or prior to the Effective Date shall be deemed to constitute Buyer's approval thereof.

                    During the term of this Escrow, Buyer, its agents, consultants, contractors and subcontractors shall have the right to enter upon the Real Property (subject to the terms of the Leases) to conduct environmental tests, inspect the Improvements, monitor and inspect the construction activities at the Property, if any, and to conduct or make any and all inspections and tests (including, without limitation, environmental assessments of the Land, Buildings and Improvements and structural assessments of the Buildings and Improvements) as may be necessary or desirable in Buyer's discretion, provided that such inspections and tests do not materially interfere with the tenants' use or enjoyment of the Property. Prior to the exercise of the right of entry, and at all times while Buyer or its agents are present upon the Real Property, Buyer shall arrange for, keep and maintain in full force and effect a policy of commercial general liability insurance with a per occurrence limit of not less than $1,000,000 and an aggregate single limit of at least $1,000,000. Buyer hereby indemnifies, agrees to defend, and holds Seller and the Property harmless from and against any and all costs, losses, damages, liabilities, liens, claims and expenses arising out of or resulting from such entry by Buyer or its agents, consultants, contractors and subcontractors. Buyer agrees to return the Property to substantially the same condition in which the Property was prior to Buyer's making any inspection.

                    (iv)   Representations, Warranties and Covenants of Seller.
                           ---------------------------------------------------
          Seller shall have duly performed each and every covenant and agreement to be performed by Seller pursuant to this Agreement as of the Close of Escrow, and Seller's representations, warranties and covenants set forth in Paragraph 14(a) hereof shall be true and correct in all material respects as of the Close of Escrow.

                    (v)    No Material Changes.  As of the Close of Escrow,
                           -------------------
          there
          shall have been no material adverse changes in the physical condition of the Property from and after the Opening of Escrow.

                    (vi)   Tenant Estoppel Certificates.  No later than five (5)
                           ----------------------------
          business days prior to the Close of Escrow, Seller shall have obtained and delivered to Buyer a tenant estoppel certificate disclosing no material defaults or material deferred maintenance under the Leases and otherwise consistent with the Rent Roll for each Property ("Estoppel Certificate"), substantially in the form attached hereto as Exhibit "C", duly executed by seventy-five percent (75%) of all
          -----------
          tenants occupying a premises which exceeds 2,300 rentable square feet and whose Lease does not expire prior to July 1, 1998 (as shown on the Rent Roll) and in all events from tenants occupying no less than fifty percent (50%) of the rentable square footage of all the Properties. Each Estoppel Certificate shall be dated not earlier than sixty-five
          (65) days prior to the Close of Escrow. Buyer's failure to approve or disapprove the Estoppel Certificates (or any one of them), as determined in Buyer's reasonable discretion, prior to the Close of Escrow shall be deemed to constitute Buyer's disapproval thereof. Seller shall use its commercially reasonable efforts to obtain the Estoppel Certificates from the tenants and hereby grants Buyer the right to communicate with any tenant under the Leases in connection with the Estoppel Certificates. Such commercially reasonable efforts shall not be construed to require Seller to threaten or initiate litigation, grant any concession or pay any consideration.

                    (vii)  Related Property.  Concurrently with the execution of
                           ----------------
          this Agreement, Buyer and Seller have entered into a separate Purchase Agreement and Joint Escrow Instructions for certain property commonly known as Carlsbad Pacifica (the "Other Agreement"). The Other Agreement provides for the consummation of the transaction contemplated thereby through an escrow closing on the Closing Date. Concurrently with the Close of Escrow, Buyer and Seller shall consummate the close of the escrow conveying the property identified in the Other Agreement pursuant to the terms of the Other Agreement.

               (b)  Conditions to Seller's Obligations.  For the benefit of
                    ----------------------------------
     Seller, the Close of Escrow shall be conditioned upon all of the following occurring prior to or concurrently with the Close of Escrow: (i) the timely performance by Buyer of all of the obligations required by the terms of this Agreement to be performed by Buyer (or Seller's waiver thereof, it being agreed that Seller may waive such condition); and (ii) Buyer's representations and warranties set forth in Paragraph 14(b) hereof shall be true and correct in all material respects as of the Close of Escrow and
     (iii) concurrently with the Close of Escrow, Buyer and Seller shall consummate the close of the escrow conveying the property identified in the Other Agreement pursuant to the terms of the Other Agreement.

          8.   Deposits by Seller.  At least one (1) business day prior to the
               ------------------
Close of Escrow, Seller shall deposit or cause to be deposited with Escrow Holder for each Property the following documents and instruments (except for the items listed in subparagraphs (b), (d) and (i), which Seller shall cause to be delivered to Buyer outside of the Escrow on or before the Close of Escrow):

               (a)  Grant Deed.  The Grant Deed conveying the Real Property to
                    ----------
     Buyer, duly executed as appropriate by Seller, acknowledged and in recordable form in the form attached hereto as Exhibit "B";
                                                    -----------

               (b)  Leases.  The original Leases (and originals of all amend-
                    ------
     ments thereto) or correct copies of such documents to the extent originals are not in Seller's possession;

               (c)  Tenant Lease Assignment.  Tenant Lease Assignment
                    -----------------------
     ("Assignment of Leases"), duly executed by Seller, in the form attached hereto as Exhibit "D", pursuant to which Seller shall assign to Buyer all
               -----------
     of Seller's right, title and interest in and to the Leases;

               (d)  Contracts.  Any and all original management contracts,
                    ---------
     maintenance contracts, service contracts, reciprocal easement agreements, if any, and any other contracts or agreements affecting or relating to the leasing, ownership, operation, maintenance, construction or development of the Property (collectively, the "Contracts") which may remain in effect following the Close of Escrow and all warranties related thereto, if any, which Buyer has approved and elected to assume in accordance with Paragraph 7(a) hereof, including, without limitation, any and all operating manuals for all building systems and components to the extent the same are in Seller's possession;

               (e)  Assignment of Contracts and Assumption Agreement.
                    ------------------------------------------------
     Assignment of Contracts and Assumption Agreement ("Assignment of Contracts"), duly executed by Seller, in the form attached hereto as Exhibit "E", pursuant to which Seller shall assign to Buyer all of Seller's
     -----------
     right, title and interest in, under and to the Contracts and Buyer has approved and elected to assume any and all warranties relative thereto;

               (f)  Bill of Sale.  Bill of Sale ("Bill of Sale"), duly executed
                    ------------
     by Seller, in the form attached hereto as Exhibit "F", conveying all of
                                               -----------
     Seller's right, title and interest in and to the Personal Property;

               (g)  Tenant Letters.  A letter signed by Seller, addressed to the
                    --------------
     tenants advising the tenants of the sale herein to Buyer and directing that all future rent payments and other charges are to be forwarded to Buyer at an address to be supplied by Buyer;

               (h)  Transferor's Certification of Non-Foreign Status.  The
                    ------------------------------------------------
     Transferor's Certification of Non-Foreign Status in the form attached hereto as Exhibit "G", duly executed by Seller ("FIRPTA Certificate");
               -----------

               (i)  Permits, Entitlements and the Like.  Any and all original
                    ----------------------------------
     building and development permits, certificates of occupancy, utility will serve letters, use permits and other governmental approvals and/or entitlements relative to the Property, to the extent the same are in Seller's possession;

               (j)  General Assignment.  General Assignment ("General
                    ------------------
     Assignment"), duly executed by Seller, in the form attached herein as Exhibit "H", conveying all of Seller's right, title and interest in and to
     -----------
     the Intangible Personal Property; and

               (k)  UCC.  A current certified UCC Report showing no financing
                    ---
     statements by Seller as debtor covering the Property. Seller shall deliver copies of the same to Buyer no less than two (2) days prior to the Close of Escrow.

               (l)  Other Instruments.  Such other instruments and documents as
                    -----------------
     are described in Paragraph 21(b) herein.

          9.   Deposits by Buyer.  Buyer shall deposit or cause to be deposited
               -----------------
with Escrow Holder the funds which are to be applied towards the payment of the Purchase Price in the amounts and at the times designated in Paragraph 3 above (as adjusted by the prorations and credits hereinafter provided). In addition, Buyer shall deposit with Escrow Holder prior to the Close of Escrow the following documents and instruments for each Property:

               (a)  Assignment of Lease.  Counterpart of the Assignment of
                    -------------------
     Leases, duly executed by Buyer;

               (b)  Assignment of Contracts.  Counterpart of the Assignment of
                    -----------------------
     Contracts, duly executed by Buyer;

               (c)  General Assignment.  Counterpart of the General Assignment,
                    ------------------
     duly executed by Buyer; and

               (d)  Other Instruments.  Such other instruments and documents as
                    -----------------
     are described in Paragraph 21(b) herein.

          10.  Costs and Expenses.
               ------------------

               (a)  Title.  The cost and expense of the CLTA standard portion of
                    -----
     the Title Policy shall be paid by Seller, and Buyer shall pay for the portion of the Title Policy premium attributable and/or payable for the ALTA extended coverage portion of the Title Policy and all endorsements thereto. The escrow fee of Escrow Holder shall be paid equally by Seller and Buyer. Seller shall pay all documentary transfer taxes payable in connection with the recordation of the Grant Deed. Buyer and Seller shall pay, respectively, the Escrow Holder's customary charges to buyers and sellers for document drafting, recording and miscellaneous charges. If, as a result of no fault of Buyer or Seller, Escrow fails to close, Buyer and Seller shall share equally all of Escrow Holder's fees and charges. If Escrow fails to close due to the Fault of Buyer or Seller, such party at fault shall pay all of Escrow Holder's fees and charges, if any.

               (b)  Financing.  Seller, at its sole cost and expense, shall pay
                    ---------
     for the costs associated with the releases of any deeds of trust, mortgages and other financing encumbering the Property and any prepayment premiums in connection with all the indebtedness secured by the same.

          11.  Prorations.  The following prorations between Seller and Buyer
               ----------
shall be made by Escrow Holder computed as of the Close of Escrow:

               (a)  Taxes.  Real and personal property taxes and assessments on
                    -----
     the Property (including any supplemental taxes resulting from any new construction in the Property) shall be prorated on the basis that Seller is responsible for (i) all such taxes for the fiscal year of the applicable taxing authorities occurring prior to the "Current Tax Period" (as hereinafter defined) and (ii) that portion of such taxes for the Current Tax Period determined on the basis of the number of days which have elapsed from the first day of the Current Tax Period to the Close of Escrow, inclusive, whether or not the same shall be payable prior to the Close of Escrow. The phrase "Current Tax Period" refers to the fiscal year of the applicable taxing authority in which the Close of Escrow occurs. In the event that as of the Close of Escrow the actual tax bills for the year or years in question are not available and the amount of taxes to be prorated as aforesaid cannot be ascertained, then rates and assessed valuation of the previous year, with known changes, shall be used, and when the actual amount of taxes and assessments for the year or years in question shall be determinable, then such taxes and assessments will be reprorated between the parties to reflect the actual amount of such taxes and assessments. Seller shall be responsible for, and shall indemnify, protect, defend (with counsel chosen by Buyer) and hold harmless Buyer and the Real Property from and against any and all supplemental taxes, to the extent that such taxes relate to any period occurring prior to the Close of Escrow.

               (b)  Rentals.  Rentals and other payments (including, without
                    -------
     limitation, common area maintenance charges and payments for real property taxes and insurance premiums) payable by tenants, licensees, concessionaires and other occupants of the Property or any portion thereof (collectively, the "Tenants") shall be prorated as of the Close of Escrow. However, Buyer shall not be obligated to make any payment or give any credit to Seller on account of, or by reason of, any rental or other payments which are unpaid as of the Close of Escrow, but shall be required merely to pay to Seller Seller's share of the same if, as and when received by Buyer. After the Close of Escrow, all payments received by Buyer from the Tenants shall be applied as follows: first, to the obligation or obligations of the Tenants under the Leases accruing during the month in which the Close of Escrow occurs; second, to any obligation or obligations of the Tenants under the Leases attributable to any period occurring after the Close of Escrow through the month in which payment is made and/or with respect to obligations accruing after the Close of Escrow which are past due on the date of receipt by Buyer; third, to all of

     Buyer's costs of collection incurred with respect to the recovery of any such payments; and then, to any amounts due Seller from such Tenants under the Leases for periods prior to the Close of Escrow. Any rental payments received by Seller following the Close of Escrow shall be paid over to Buyer within five (5) business days of receipt and shall be applied in the manner described above. Seller shall have no right whatsoever to initiate any action against any Tenant for unlawful detainer or other right or action to dispossess such Tenant of its leased premises with respect to any duties or obligations of such Tenant under the Leases.

               (c)  Security Deposits.  Buyer shall be credited and Seller shall
                    -----------------
     be charged with any security deposits and advanced rentals in the nature of security deposits made by the Tenants under the Leases, except to the extent such amounts have previously been applied to obligations of the Tenants under the Leases and have been shown as having been so applied on the Rent Roll for each Property attached hereto as Exhibit "J". Buyer
                                                        -----------
     shall also be credited and Seller shall be charged for all operating cost pass-throughs paid by the Tenants and held by Seller in reserve for the benefit of the Tenants for the repair and/or improvement of the Property. Seller hereby agrees that it will not during the term of this Escrow or upon the Close of Escrow apply any security deposits toward any delinquent rental payments or any other amounts due under any Leases.

               (d)  Utilities.  Gas, water, electricity, heat, fuel, sewer and
                    ---------
     other utilities and the operating expenses relating to the Real Property shall be prorated as of the Close of Escrow to the extent such items are not directly paid for by the Tenants under the Leases. If the parties are unable to obtain final meter readings as of the Close of Escrow, such expenses shall be estimated as of the Close of Escrow on the basis of the prior operating history of the Real Property.

               (e)  Existing Lease Obligations.  Buyer shall be credited and
                    --------------------------
     Seller shall be charged with operating costs (i.e., maintenance charges, taxes and insurance), including, but not limited to maintenance obligations under the Leases, tenant improvement costs and allowances, all leasing commissions for leases entered into prior to the Close of Escrow, and specifically including the amount of Seven Thousand One Hundred Thirteen and 00/00 Dollars ($7,113.00) for prepaid rent for the months of February and March, 1998 under the Lease with John Allen (including all commissions relating to any renewal or extension of a Lease or the leasing of additional space exercised prior to the Close of Escrow) of the landlord associated with the Leases existing prior to the Close of Escrow. Seller shall have no obligation to Buyer for expenses relating to lease renewals or expansions which are exercised by tenants under the Leases after the Close of Escrow.

               (f)  Insurance.  Buyer acknowledges that Buyer is not assuming
                    ---------
     any insurance policies currently maintained by Seller.

Prior to the Close of Escrow, the parties shall agree upon all of the prorations to be made and submit a statement to Escrow Holder setting forth the same. In the event that any prorations, apportionments or computations made under this Paragraph 11 shall require final adjustment (including any such adjustment based on any post-closing, annual reconciliation of operating expenses performed under the Leases), then the parties shall make the appropriate adjustments promptly when accurate information becomes available and either party hereto shall be entitled to an adjustment to correct the same. The parties agree that they will estimate the prorations of rents based on rental payments received, and expenses incurred, prior to the end of business on January 31, 1998, and that an appropriate adjustment shall be promptly made following the Close of Escrow based on the rental payments received, and expenses incurred, through the Close of Escrow. Provided that all such information is available, all such adjustments shall be made within one hundred and twenty (120) days after the Close of Escrow. Any corrected adjustment or proration shall be paid in cash to the party entitled thereto. The provisions of this Paragraph 11 shall survive the Close of Escrow and the recordation of the Grant Deed.

          12.  Escrow Disbursements and Other Actions.  Upon the Close of
               --------------------------------------
Escrow, Escrow Holder shall promptly undertake all of the following in the following manner:

               (a)  Prorations.  Prorate all matters referenced in Paragraph 11
                    ----------
     based upon the statement delivered into Escrow signed by the parties;

               (b)  Recording.  Cause the Grant Deeds and any other documents
                    ---------
     which the parties hereto may mutually direct, to be recorded in the Official Records in the order directed by the parties;

               (c)  Funds.  Disburse from funds deposited by Buyer with Escrow
                    -----
     Holder towards payment of all items (including, without limitation, the net amount of the cash portion of the Purchase Price) chargeable to the account of Buyer pursuant hereto in payment of such costs and disburse the balance of such funds, if any, to Buyer;

               (d)  Documents to Seller.  Deliver to Seller counterparts of the
                    -------------------
     Assignment of Lease, the Assignment of Contracts and the General Assignment executed by Buyer;

               (e)  Documents to Buyer.  Deliver to Buyer originals of the Bill
                    ------------------
     of Sale, and the FIRPTA Certificate, and counterparts of the Assignment of Leases, the Assignment of Contracts and the General Assignment appropriately executed by Seller, the approved form of letter described in Paragraph 8(g) above addressed to the Tenants advising such Tenants of this transaction and any other documents which are to be delivered to Buyer hereunder; and

               (f)  Title Policy.  Direct the Title Company to issue the Title
                    ------------
     Policy to Buyer.

          13.  Covenants of Seller.  Seller hereby covenants with Buyer, as
               -------------------
     follows:

               (a)  New Contracts.  From the Effective Date through the Close of
                    -------------
     Escrow, Seller shall not, without the prior written consent of Buyer, which Buyer may withhold in its reasonable discretion, enter into any maintenance contract, service contract, listing agreement or any other contract affecting or relating to the Property or any portion thereof which will survive the Close of Escrow or will otherwise affect the use, operation or enjoyment of the Property after the Close of Escrow. Buyer's failure to notify Seller within one (1) business day after receipt of Seller's request for consent to such a contract whether or not Buyer consents shall be deemed Buyer's consent.

               (b)  Insurance.  All insurance policies carried by Seller with
                    ---------
     respect to the Property and in effect as of the Effective Date shall remain continuously in full force and effect from the Effective Date through the day upon which the Close of Escrow occurs;

               (c)  Amendments.  From the Effective Date through the Close of
                    ----------
     Escrow, Seller shall not amend, modify, alter or supplement any Lease or any Contract which is approved by Buyer pursuant to Paragraphs 7(a) or 13(a) hereof, or enter into any new lease or contract or binding proposal for a new lease or contract, without the prior written consent of Buyer which may be withheld in Buyer's reasonable discretion. Buyer's failure to notify Seller within three (3) business days after receipt of Seller's request for consent to such a contract whether or not Buyer consents shall be deemed Buyer's consent. Further, Seller shall terminate on or before the Close of Escrow any Contract which Buyer disapproves in accordance with Paragraph 7(a) hereof.

               (d)  Operation.  From the date of this Agreement until the Close
                    ---------
     of Escrow, Seller shall operate, manage, maintain and repair the Property consistent with Seller's existing business practices and subject to the terms of Paragraph 11(e), shall satisfy and perform all obligations under the Leases arising prior to the Close of Escrow.

               (e)  No New Financing.  After the date of this Agreement, Seller
                    ----------------
     shall not alienate, lien, encumber or otherwise transfer all or any portion of or interest in the Property (other than to Buyer at the Close of Escrow). All Personal Property and Intangible Personal Property shall be conveyed to Buyer by Seller at the Close of Escrow free from any liens, encumbrances or security interests of any kind or nature;

               (f)  Records.  For a period of one (1) year following the Close
                    -------
     of Escrow, Seller shall, upon Buyer's request and upon reasonable prior notice, make all of Seller's non-proprietary records with respect to the Property, which have not otherwise been turned over to Buyer, available to Buyer for inspection, copying and audit by Buyer's designated employees, accountants or consultants; and

               (g)  Materially Changed Condition.  Seller shall, promptly upon
                    ----------------------------
     becoming aware of any such occurrence, notify Buyer in writing of any material change in any condition with respect to the Property or of any event or circumstance which makes any representation or warranty of Seller to Buyer under this Agreement untrue or misleading, and of any material covenant of Seller under this Agreement which Seller will be incapable of substantial performing (hereinafter, a "Materially Changed

     Condition"). If Seller notifies Buyer of any Materially Changed Condition, Buyer shall have two (2) business days following receipt of written notice from Seller of such condition to review the events and circumstances giving rise to such condition. If Buyer disapproves the Materially Changed Condition (as determined in Buyer's reasonable discretion), Buyer may terminate this Agreement. If Buyer does not elect to terminate this Agreement and elects to consummate its acquisition of the Property, it shall be deemed to have (i) waived any claim regarding the Materially Changed Condition, (ii) accepted title to and possession of the Property subject to the Materially Changed Condition and (iii) amended this Agreement to reflect the Materially Changed Condition.

               (h)  Accounting Information.  The parties acknowledge that Seller
                    ----------------------
     has provided to Buyer's representatives and independent accounting firm access to financial and other information relating to the Property in the possession of or otherwise available to Seller and its affiliates from which Buyer's representatives and independent accounting firm have prepared, at Buyer's expense, audited financial statements for 1994, 1995 and 1996 in conformity with generally accepted accounting principles and to enable them to prepare such statements, reports or disclosures as Buyer may deem necessary or advisable. All such information is being provided to Buyer without any representation or warranty by Seller except that such information was used by Seller in the ordinary course of its business. Seller shall authorize and shall cause its management company to authorize any attorneys who have represented Seller or its management company in material litigation pertaining to or affecting the Property to respond, at Seller's expense, to inquiries from Buyer's representatives and independent accounting firm provided that any such responses do not require an undertaking. If and to the extent Seller's financial statements pertaining to the Property for any periods during the years 1994, 1995 or 1996 have been audited, promptly after the execution of this Agreement, Seller shall provide Buyer with copies of such audited financial statements and shall cooperate with Buyer's representatives and independent public accountants to enable them to contact the auditors who prepared such audited financial statements and to obtain, at Buyer's expense, a reissuance of such audited financial statements.

               (i)  Depreciation and Amortization.   Seller shall deliver to
                    -----------------------------
     Buyer on or before the date which is forty-five (45) days after the Close of Escrow, at Seller's sole cost and expense, prepared as of the date of this Agreement, depreciation and amortization schedules for the assets constituting the Property, as kept for tax purposes, showing original basis, accumulated depreciation or amortization, original useful life of such assets, remaining useful life of such assets and the date(s) when such assets were placed in service.

               (j)  No Marketing.  Upon execution of this Agreement, Seller
                    ------------
     shall not market the Property for sale or enter into discussions or
           ---
     negotiations with potential purchasers of the Property unless this Agreement has been terminated pursuant to its terms.

               (k)  Additional Cooperation.  After the Close of Escrow, Seller
                    ----------------------
     shall cooperate with, and promptly respond to reasonable requests from, Buyer's accountants, including, but not limited to, audit letters requesting information relating to matters prior to the Close of Escrow, including, but not limited to, pending or threatened litigation, claims and assessments; provided, however information provided by Seller to Buyer's accountants shall not constitute additional representations and warranties of Seller.

          14.  Representations and Warranties.
               ------------------------------

               (a)  By Seller.  In consideration of Buyer entering into this
                    ---------
     Agreement and as an inducement to Buyer to purchase the Property, Seller makes the following representations and warranties (subject to the matters disclosed on the Disclosure Statement attached hereto as Exhibit "K"
                                                              -----------
     ("Disclosure Statement")), each of which is material and is being relied upon by Buyer (and the continued truth and accuracy of which shall constitute a condition precedent to Buyer's obligations hereunder):

                    (i)    Representations Regarding Seller's Authority.
                           --------------------------------------------

                           (A) Seller has the legal power, right and authority to enter into this Agreement and the instruments referenced herein, and to consummate the transaction contemplated hereby;

                           (B)  All requisite action (corporate, trust,
               partnership or otherwise) has been taken by Seller in connection with the entering into this Agreement, the instruments referenced herein, and the consummation of the transaction contemplated hereby. No consent of any partner, shareholder, trustee, trustor, beneficiary, creditor, investor, judicial or administrative body, governmental authority or other party is required or, if required, has been obtained; and

                           (C) The individuals executing this Agreement and the instruments referenced herein on behalf of Seller have the legal power, right, and actual authority to bind Seller to the terms and conditions hereof and thereof.

                    (ii)   Threatened Actions.  To Seller's actual knowledge,
                           ------------------
          there are no pending, and to Seller's actual knowledge no threatened, actions, suits, arbitrations, claims or proceedings, at law, in equity or otherwise, that would adversely affect the Property or Seller's ability to perform its obligations under this Agreement including, but not limited to, judicial, municipal or administrative proceedings in eminent domain, collection actions, claims relating to alleged building code violations or health and safety violations, federal, state or local agency actions regarding environmental matters, lease disputes, claims relating to federal environmental protection agency or zoning violations, or actions relating to personal injuries or property damages alleged to have occurred at the Real

          Property or by reason of the condition or use of or construction on the Real Property;

                    (iii)  No Contracts.  Other than the Leases, the Contracts
                           ------------
          and the matters disclosed in the Title Report, there are no leases, surface or subsurface use agreements, tenancy arrangements, service contracts, management agreements, or other agreements, instruments or encumbrances created by Seller, or to Seller's actual knowledge created by any other person or entity, which will be in force or effect as of the Close of Escrow that grant to any person whomsoever or any entity whatsoever any right, title, interest or benefit in or to all or any part of the Property or any right relating to the ownership, use, operation, management, maintenance, enjoyment or repair of all or any part of the Property, and no person or entity has any rights to acquire any of the foregoing by virtue of the acts of Seller;

                    (iv)   Compliance with Law.  To Seller's actual knowledge,
                           -------------------
          Seller has received no written notice and does not otherwise have knowledge of any violation of any applicable laws, ordinances, rules, requirements, regulations and building codes of any governmental agency, body or subdivision thereof bearing on the Property;

                    (v)    Documents True.  To Seller's actual knowledge, all
                           --------------
          documents delivered by Seller or made available to Buyer pursuant to this Agreement are true, correct and complete copies of the versions of such documents that are in Seller's possession;

                    (vi)   Hazardous Wastes.  Except as set forth on Exhibit "I"
                           ----------------
          or as disclosed in the phase I environmental assessments prepared on behalf of Buyer, to Seller's actual knowledge: (1) the Property or any portion thereof is not in violation of any Environmental Law (as hereinafter defined); (2) neither Seller nor any third party has used, generated, manufactured, stored or disposed of on, under or about the Property or transported to or from the Property any Hazardous Material in violation of any Environmental Law; and (3) there is no asbestos (in any form) or asbestos containing materials in any of the Improvements. For purposes of this subparagraph, the term "Hazardous Material" shall mean any substance, chemical, waste product or other material which is listed, defined, or otherwise identified as "hazardous" or "toxic" or as a "hazardous material" under any federal, state, local or administrative agency ordinance or law, including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. (S)(S) 9601 et seq.;
                                                                -- ---
          Resource Conservation and Recovery Act, 42 U.S.C. (S)(S) 6901 et seq.;
                                                                        -- ---
          Federal Water Pollution Control Act, 33 U.S.C. (S)(S) 1251 et seq.;
                                                                     -- ---
          Clean Air Act, 42 U.S.C. (S)(S) 7401 et seq.; Hazardous Materials
                                               -- ---
          Transportation Act, 49 U.S.C. (S)(S) 1471 et seq.; Toxic Substances
                                                    -- ---
          Control Act, 15 U.S.C. (S)(S) 2601 et seq.; Refuse Act, 33 U.S.C.
                                             -- ---
          (S)(S) 407 et seq.; Emergency Planning and Community Right-To-Know
                     -- ---
          Act, 42 U.S.C. (S)(S) 11001
          et seq.; Occupational Safety and Health Act, 29 U.S.C. (S)(S) 65 et
          -- ---                                                           --
          seq., to the extent it includes the emission of any Hazardous Material
          ---
          and includes any Hazardous Material for which hazard communication standards have been established; California Hazardous Substance Account Act, California Health & Safety Code (S)(S) 25300 et seq.;
                                                                    -- ---
          California Asbestos Notification Laws, California Health & Safety Code
          (S)(S) 25915 et seq.; California Hazardous Waste Control Law,
                       -- ---
          California Health & Safety Code (S)(S) 22100 et seq.; California
                                                       -- ---
          Hazardous Materials Release Response Plans and Inventory Act, California Health & Safety Code (S)(S) 25500 et seq., California Clean
                                                       -- ---
          Air Act, California Health & Safety Code (S)(S) 39608 et seq.;
                                                                -- ---
          California Toxic Pits Cleanup Act, California Health & Safety Code
          (S)(S) 25208 et seq.; California Pipeline Safety Act, California
                       -- ---
          Government Code (S)(S) 51010 et seq.; California Toxic Air
                                       -- ---
          Contaminants Law, California Health & Safe Code (S)(S) 39650 et seq.;
                                                                       -- ---
          California Porter-Cologne Water Quality Act, California Water Code
          (S)(S) 13000 et seq.; California Toxic Injection Well Control Act,
                       -- ---
          California Health & Safety Code (S)(S) 25159.10 et seq.; California
                                                          -- ---
          Underground Storage Tank Act, California Health & Safety Code (S)(S) 25280 et seq.; California Occupational Carcinogens Control Act,
                -- ---
          California Labor Code (S)(S) 9000 et seq.; or any regulation, order,
                                            -- ---
          rule or requirement adopted thereunder; as well as any formaldehyde, urea, polychlorinated biphenyls, petroleum, petroleum product or by-product, crude oil, natural gas, natural gas liquids, liquefied natural gas or synthetic gas usable for fuel or mixture thereof, radon, asbestos and "source," "special nuclear" and "by-product" material as defined in the Atomic Energy Act of 1985, 42 U.S.C. (S)(S) 3011 et seq. For purposes of this Agreement, the term "Environmental
               -- ---
          Laws" shall mean the statutes and ordinances set forth above and any and all other federal, state or local law, ordinance or regulation relating to industrial hygiene or to environmental conditions or hazardous conditions.

                    (vii)  Taxes.  Seller has no actual knowledge, and Seller
                           -----
          has received no notice to the contrary, of any special assessments or charges which have been levied against the Property or which will result from work, activities or improvements done to or for the benefit of the Property except as may be shown on the Title Report. Seller has no knowledge, and Seller has received no notice to the contrary, of any intended public improvements which will result in any charge being levied against, or in the creation of any lien upon, the Property or any portion thereof;

                    (viii) Roofs; Utilities; Building Systems.  Except as
                           ----------------------------------
          expressly set forth in the reports prepared for Buyer by Building Analytics which are further identified on Exhibit "K", Seller has no
                                                    ------------
          actual knowledge that the roofs of the Improvements or any of the utility facilities or the heating, air conditioning, plumbing or ventilating systems serving the Property are inadequate or are not in good operating condition nor that any of the same have been inadequate or failed to be in good operating condition within the two (2) years immediately preceding the Opening of Escrow;

                    (ix)   Structural.  Except as expressly set forth on the
                           ----------
          reports prepared for Buyer by Building Analytics which are further identified on Exhibit "K", Seller has no actual knowledge of any
                        ------------
          material defects or deficiencies in the integrity or condition of the structural components of the Real Property;

                    (x)    Leases.  The Rent Roll for each Property attached
                           ------
          hereto as Exhibit "J" is a copy of the rent roll used by Seller in the
                    -----------
          ordinary course of its business. To Seller's actual knowledge, (1) each Rent Roll is true, accurate and complete and (2) the copies of the Leases delivered to Buyer are true, correct and complete copies of the Leases. The Leases are in full force and effect, without default by any party and without any right of setoff, except as expressly provided by the terms of the Leases or as disclosed to Buyer in writing in an Estoppel Certificate or otherwise. As of the Close of Escrow, all work to be performed by Seller pursuant to the Leases shall have been fully or substantially completed, paid for and accepted by the respective Tenants and all tenant improvement allowances and similar obligations have been paid in full except as expressly set forth on Exhibit "U". Except as indicated on Exhibit
                                 -----------                          -------
          "U", to Seller's actual knowledge, no leasing or other commissions or
          ---
          fees are due, or will become due, on an absolute or contingent basis to any real estate brokers or agents or anyone else in connection with the Real Property or any portion thereof and no such commissions or fees will become due during the term of any existing Lease or with respect to any renewal or extension thereof or the leasing of additional space by any existing Tenant;

                    (xi)   Specific Liabilities.  To Seller's actual knowledge,
                           --------------------
          as of the date of this Agreement, there are no payments, assessments, fees or charges owing, and no outstanding liabilities, obligations or commitments, in connection with any of the items identified on Exhibit
                                                                         -------
          "Q" attached hereto and incorporated herein by this reference.  Seller
          ---
          shall be deemed to have had actual knowledge of any such matter if a reasonably prudent manager of commercial property would have had knowledge of such matter regardless of whether Seller actually had such knowledge.

                    (xii)  Representations and Warranties at Closing.  Subject
                           -----------------------------------------
          to Seller's right to deliver its notice to Buyer of a Materially Changed Condition as set forth in Paragraph 13(g) above, the representations and warranties of Seller set forth in this Agreement shall be deemed to be remade and restated by Seller in a certificate on and as of the Close of Escrow.

               As used herein, the term "Seller's actual knowledge" shall mean the current actual knowledge of Jacob Brouwer, Jeanette Brouwer, Scott Brusseau, Jeffry Brusseau, and Carolyn Perrigo, without any inquiry.
     Seller represents and warrants that Jeffry Brusseau is the representative of Seller with principal administrative and oversight responsibility for the Property. The parties agree that (i) Seller's warranties and representations contained in this Agreement and in any document executed by Seller pursuant to this Agreement shall survive Buyer's purchase of the Property only for a period of one (1) year after the Close of Escrow (the "Limitation Period"), and (ii) Buyer shall provide actual written notice to Seller of any alleged breach of such warranties or representations and shall allow Seller thirty (30) days within which to cure such alleged breach, or, if such alleged breach cannot reasonably be cured within thirty
     (30) days, an additional reasonable time period, so long as such cure has been commenced within such thirty (30) days and diligently pursued. In no event is Seller obligated to cure any alleged breach. If Seller fails or elects not to cure such alleged breach after actual written notice and within such cure period, Buyer's sole and exclusive remedy shall be an action at law for damages, but in no event lost profits or punitive damages, which must be commenced, if at all, within the Limitation Period; provided, however, that if within the Limitation Period Buyer gives Seller written notice of such alleged breach and Seller commenced to cure and thereafter terminates such cure effort, Buyer shall have an additional sixty (60) days from the date that Seller notifies Buyer in writing that Seller has terminated its cure effort within which to commence such an action.

               (b)  By Buyer.  In consideration of Seller entering into this
                    --------
     Agreement and as an inducement to Seller to sell the Property, Buyer makes the following representations and warranties, each of which is material and is being relied upon by Seller (and the continued truth and accuracy of which shall constitute a condition precedent to Seller's obligations hereunder):

                    (i)    Representations Regarding Buyer's Authority.
                           -------------------------------------------

                           (A) Buyer has the legal power, right and authority to enter into this Agreement and the instruments referenced herein, and to consummate the transaction contemplated hereby;

                           (B)  All requisite action (corporate, trust,
               partnership or otherwise) has been taken by Buyer in connection with the entering into this Agreement, the instruments referenced herein, and the consummation of the transaction contemplated hereby. No consent of any partner, shareholder, trustee, trustor, beneficiary, creditor, investor, judicial or administrative body, governmental authority or other party is required; and

                           (C) The individuals executing this Agreement and the
               instruments referenced herein on behalf of Buyer and the partners of Buyer, if any, have the legal power, right, and actual authority to bind Buyer to the terms and conditions hereof and thereof.

                    (ii)   AS-IS.  Except as expressly set forth in the
                           -----
          Agreement, Buyer is acquiring the Property "AS IS" without any representation or warranty of Seller, express, implied or statutory, as to the nature or condition of or title to the Property or its fitness for Buyer's intended use of same. Except as specifically set forth in this Agreement, Buyer represents and warrants that it (i) is relying solely upon its own inspections, investigations and analyses of the Property, the Title Documents, Documents and Materials, and the Plans and Reports (collectively, the "Property Documents") in entering into this Agreement and consummating the transaction set forth herein, and (ii) is not relying in any way upon any representations, statements, agreements, warranties, studies, reports, descriptions, guidelines or other information or material furnished by Seller or its representatives whether oral or written, express or implied, of any nature whatsoever regarding any such matters, including, without limitation, the condition, value, nature, or quality of the Property, including any constriction on the Property and any materials or systems incorporated into the Property and seismic conditions or topography, any income to be derived from the Property, compliance of the Property or its operation with any law, ordinance, rule, regulation, or the status of any permits or approvals relating to or required in connection with the Property, latent defects in the Property or improvements thereto, safety or building violations or deficiencies in the Property or improvements thereto, if any, or any other matter of a similar or dissimilar nature which may be of relevance to Buyer and relating in any way to the Property or the market in which it is located. Except as specifically set forth in this Agreement, Buyer agrees and warrants to Seller that neither Seller, nor any broker, nor any agent or representative of either of them, has made any representation to Buyer inconsistent with the foregoing nor as to any Hazardous Materials Laws, the existence of Hazardous Materials on the Property or the Property Documents. Except as specifically set forth in this Agreement, Seller is not making any representation or warranty of any nature concerning the accuracy or completeness of Seller's files or concerning the authenticity, source, accuracy or completeness of the Property Documents. As to certain of the materials made available to Buyer from Seller's files, including, without limitation, the Property Documents, Buyer specifically acknowledges that they may have been prepared by third parties with whom Seller has no privity and Buyer acknowledges and agrees that except as specifically set forth herein, no warranty or representation, express or implied, has been made, nor shall any be deemed to have been made, to Buyer either by Seller or by any third parties that prepared the materials in question. Buyer waives any claim of any nature against Seller for any information, conclusion, projection or other statement of any nature contained in any of the Property Documents if the same should prove not to be true, complete or accurate for any reason. Buyer, by its execution of this Agreement, acknowledges and agrees that a material inducement to Seller's decision to sell the Property to Buyer at the Purchase Price provided in this Agreement was Buyer's agreement to conduct its own feasibility studies and purchase the Property in an "as-is" condition. Except as relating to any matter or relating to a breach of the representations and warranties made by Seller, (A) no latent condition affecting the Property in any way (including, without limitation, the presence or effects of any Hazardous Materials or any violations of applicable law on the Property), discovered after the Close of Escrow (collectively, "Property Conditions"), shall give rise to any rights of damages, specific performance, rescission or other claims by Buyer against Seller, and

          (B) Buyer hereby assumes the risk of any and all liabilities, claims, demands, suits, judgments, losses, damages, expenses (including, without limitation, attorneys' fees and costs) and other obligations arising out of the Property and hereby releases, waives, discharges, covenants not to sue Seller based solely upon the same.

               (c)  Indemnification.
                    ---------------

                    (i)    Seller's Indemnification.  Notwithstanding anything
                           ------------------------
          in this Agreement to the contrary, and without limiting either parties' rights under this Agreement, Seller hereby agrees to indemnify, defend, protect and hold harmless Buyer and Buyer's Indemnitees (as defined in Paragraph 13(a)(xv) hereof) from and against any and all costs, losses, liabilities, damages, lawsuits, deficiencies, claims and expenses, including without limitation, interest, penalties, reasonable attorneys' fees and all amounts paid in investigation, defense or settlement of any of the foregoing (collectively, "Damages"), incurred in connection with, arising out
                          -------
          of, resulting from or incident to (i) any breach of any covenant or warranty, or the inaccuracy of any representation, made by Seller in or pursuant to this Agreement or (ii) any claim by any person or entity initiated against Buyer arising from the actions or inaction's of Seller prior to the Close of Escrow.

                    (ii)   Buyer's Indemnification of Seller.  Notwithstanding
                           ---------------------------------
          anything in this Agreement to the contrary, Buyer shall indemnify, defend, protect and hold harmless, Seller from and against any and all Damages incurred in connection with, arising out of, resulting from or incident to any breach of any covenant or warranty, or the inaccuracy of any representation, made by Buyer in or pursuant to this Agreement.

                    (iii)  Initiation of Claims.  If any party ("Indemnitee")
                           --------------------                  ----------
          hereto desires to make a claim against any other party ("Indemnitor")
                                                                   ----------
          pursuant to the provisions of this Paragraph 14(c), then Indemnitee shall notify Indemnitor of the claim, demand, action or right of action which is the basis of such claim and the provision or provisions of this Agreement alleged to have been breached or to be inaccurate, and shall give the Indemnitor a reasonable opportunity to participate in the defense thereof. Indemnitee shall provide Indemnitor with all information available to it regarding such claim, demand, action or right of action (whether or not it involves a third party).

                    (iv)   Survival of Indemnification Provisions.  The
                           --------------------------------------
          indemnification provision set forth in this Paragraph 14(c) shall survive the Close of Escrow regardless of any investigation made by any of the parties hereto; provided, however, that the parties' respective indemnification obligations arising out of any breach of any covenant or warranty, or the inaccuracy of any representation, made by a party in or pursuant to this Agreement shall survive only with respect to claims made against the Indemnitor within the period that the underlying covenant, warranty or representation survives pursuant to this Agreement.

          15.  Remedies
               --------

               (a)  LIQUIDATED DAMAGES.  SUBJECT TO BUYER'S RIGHT TO HAVE THE
                    ------------------
     DEPOSIT RETURNED AS SET FORTH IN PARAGRAPH 3(a) OF THIS AGREEMENT, IF THE CLOSE OF ESCROW FAILS TO OCCUR FOR ANY REASON OTHER THAN SELLER'S DEFAULT HEREUNDER, THEN ESCROW HOLDER MAY BE INSTRUCTED BY SELLER TO CANCEL THE ESCROW AND SELLER SHALL THEREUPON BE RELEASED FROM ITS OBLIGATIONS HEREUNDER. BUYER AND SELLER AGREE THAT BASED UPON THE CIRCUMSTANCES NOW EXISTING, KNOWN AND UNKNOWN, IT WOULD BE IMPRACTICAL OR EXTREMELY DIFFICULT TO ESTABLISH SELLER'S DAMAGE BY REASON OF THE FAILURE OF ESCROW TO CLOSE AS AFORESAID. ACCORDINGLY, BUYER AND SELLER AGREE THAT IT WOULD BE REASONABLE AT SUCH TIME TO AWARD SELLER "LIQUIDATED DAMAGES" IN THE AMOUNT OF THE DEPOSIT AND OWNERSHIP AND POSSESSION OF THE PLANS AND REPORTS PURSUANT TO PARAGRAPH 24 BELOW.

               SELLER AND BUYER ACKNOWLEDGE AND AGREE THAT THE FOREGOING AMOUNT AND THE PLANS AND REPORTS ARE REASONABLE AS LIQUIDATED DAMAGES AND SHALL BE SELLER'S SOLE AND EXCLUSIVE REMEDY IN LIEU OF ANY OTHER RELIEF, RIGHT OR REMEDY, AT LAW OR IN EQUITY, TO WHICH SELLER MIGHT OTHERWISE BE ENTITLED BY REASON OF THE FAILURE OF ESCROW TO CLOSE UNDER THIS AGREEMENT.
     ACCORDINGLY, SUBJECT TO PARAGRAPH 3(a) OF THIS AGREEMENT, IF THE CLOSE OF ESCROW FAILS TO OCCUR FOR ANY REASON OTHER THAN SELLER'S DEFAULT, SELLER MAY INSTRUCT THE ESCROW HOLDER TO CANCEL THE ESCROW, WHEREUPON SELLER SHALL BE RELIEVED FROM ALL LIABILITY HEREUNDER, AND, PROMPTLY FOLLOWING ESCROW HOLDER'S RECEIPT OF SUCH INSTRUCTION, ESCROW HOLDER SHALL (i) CANCEL THE ESCROW, AND (ii) DISBURSE TO SELLER THE DEPOSIT. WITHOUT LIMITING THE FOREGOING PROVISIONS OF THIS PARAGRAPH, SELLER WAIVES ANY AND ALL RIGHTS WHICH SELLER OTHERWISE WOULD HAVE HAD UNDER CALIFORNIA CIVIL CODE SECTION 3389, OR OTHERWISE, TO SPECIFICALLY ENFORCE THIS AGREEMENT. NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH HEREIN, IN NO EVENT SHALL BUYER'S OBLIGATION TO INDEMNIFY SELLER PURSUANT TO PARAGRAPH 7(a)(iii) ABOVE BE LIMITED IN ANY MANNER. SELLER AND BUYER ACKNOWLEDGE THAT THEY HAVE READ AND UNDERSTAND THE PROVISIONS OF THIS PARAGRAPH 15 AND BY THEIR INITIALS IMMEDIATELY BELOW AGREE TO BE BOUND BY ITS TERMS.

               Seller's Initials       Buyer's Initials

               -----------------       ----------------

               (b)  Buyer's Remedies.  Buyer and Seller hereby agree that, if
                    ----------------
     the sale contemplated by this Agreement is not completed as herein provided by reason of any default of Seller hereunder, then in addition to the return of the Deposit and the right to retain the Plans and Reports, Buyer shall be entitled to pursue any remedy available under this Agreement or available at law or in equity, including, without limitation, the right to specifically enforce this Agreement.

          16.  Damage or Condemnation Prior to Closing
               ---------------------------------------

               (a)  Material Damage.  In the event that prior to the Close of
                    ---------------
     Escrow, the Real Property, or a material portion thereof, is destroyed or materially damaged, Buyer shall have the right, exercisable by giving written notice to Seller within five (5) days after receipt of written notice of such damage or destruction, either (i) to terminate this Agreement, in which event the Deposit and all interest accrued thereon shall be immediately returned to Buyer, any other money or documents in Escrow shall be returned to the party depositing the same, and neither party hereto shall have any further rights or obligations hereunder, or
     (ii) to accept the Real Property in its then condition and to proceed with the consummation of the transaction contemplated by this Agreement with an abatement or reduction in the Purchase Price equal to the amount of the deductible for the applicable insurance coverage, and to receive an assignment of all of Seller's rights to any insurance proceeds payable by reason of such damage or destruction. If Buyer elects to proceed under clause (ii) above, Seller shall not compromise, settle or adjust any claims to such proceeds without Buyer's prior written consent, which consent may be withheld in Buyer's sole and absolute discretion. For purposes of this Paragraph 16 destruction or damage of a "material portion" of the Real Property shall mean that the cost to correct such damage or destruction (for all of the Real Property) may exceed One Million One Hundred Ninety Thousand and 00/00 Dollars ($1.190,000.00), as determined by Buyer and Seller in their reasonable discretion.

               (b)  Non-Material Damage.  In the event that prior to the Close
                    -------------------
     of Escrow there is any non-material damage to the Real Property, or any part thereof, Buyer shall accept the Real Property in its then condition with an abatement or reduction in the Purchase Price equal to the amount of the deductible for the applicable insurance coverage and proceed with the transaction contemplated by this Agreement, in which event Buyer shall be entitled to an assignment of all of Seller's rights to any insurance proceeds payable by reason of such damage or destruction. Seller shall not compromise, settle or adjust any claims to such proceeds without Buyer's prior written consent, which consent may be withheld in Buyer's sole and absolute discretion.

               (c)  Material Condemnation.  In the event that prior to the Close
                    ---------------------
     of Escrow, all or any material portion of the Real Property is subject to a taking by a public or governmental authority, Buyer shall have the right, exercisable by giving written notice to Seller within two (2) days after receiving written notice of such taking, either (i) to terminate this Agreement, in which event the Deposit and all interest accrued thereon shall be immediately returned to Buyer, any other money or documents in Escrow shall be returned to the party depositing the same, and neither party hereto shall have any further rights or obligations hereunder, or (ii) to accept the Real Property in its then condition, without a reduction in the Purchase Price, and to receive an assignment of all of Seller's rights to any condemnation award or proceeds payable by reason of such taking. If Buyer elects to proceed under clause (ii) above, Seller shall not compromise, settle or adjust any claims to such award without Buyer's prior written consent, which consent may be withheld in Buyer's sole and absolute discretion. For the purposes of this Paragraph 16, a taking, as set forth herein, shall be deemed to be of a "material portion" of the Real Property if the value of the affected Real Property, or the decrease in the value of the remaining Real Property (for all of the Real Property), is in excess of One Million One Hundred Ninety Thousand and 00/00 Dollars ($1.190,000.00) as determined by Buyer and Seller in their reasonable discretion.

               (d)  Non-Material Condemnation.  In the event that prior to the
                    -------------------------
     Close of Escrow, any non-material portion of the Real Property is subject to a taking by any public or governmental authority, Buyer shall accept the Real Property in its then condition and proceed with the consummation of the transaction contemplated by this Agreement, in which event Buyer shall be entitled to an assignment of all of Seller's rights to any award or proceeds payable in connection with such taking. In the event of any such non-material taking, Seller shall not compromise, settle or adjust any claims to such award without Buyer's prior written consent, which consent may be withheld in Buyer's sole and absolute discretion.

          17.  Notices.  All notices or other communications required or
               -------
permitted hereunder shall be in writing, and shall be either (a) personally delivered, (b) sent by overnight mail for next business day delivery (Federal Express or the like), (c) sent by registered or certified mail, postage prepaid, return receipt requested, or (d) sent by fax; and shall be deemed received upon the earlier of (i) if personally delivered on a business day, the date of delivery to the address of the person to receive such notice, (ii) if sent by overnight mail for next business day delivery, the business day following its deposit in such overnight mail facility, (iii) if mailed, two (2) business days after the date of posting by the United States post office, or (iv) if given by fax on a business day, the next business day when sent with confirmation of receipt. Any notice, request, demand, direction or other communication sent by fax must be confirmed within forty-eight (48) hours by letter mailed or delivered in accordance with the foregoing.

     To Buyer:               Prentiss Properties Acquisition Partners, L.P.
                             970 West 190th Street, Suite 550
                             Torrance, California 90502
                             Attention:  Mr. David C. Robertson
                             Phone No.    (310) 323-8300
                             Fax No.      (310) 327-7714

     With a copy to:         Allen, Matkins, Leck, Gamble & Mallory LLP
                             18400 Von Karman, Fourth Floor
                             Irvine, California 92612-1597
                             Attention:  Gary S. McKitterick, Esq.
                             Phone No.    (714) 553-1313
                             Fax No.      (714) 553-8354

     To Seller:              Jacob and Jeanette Brouwer, Trustees
                             1508 West Mission Road
                             Escondido, California  92029
                             Attention:  Arnie Veldcamp
                             Phone No.    (760) 745-0556
                             Fax No.      (760) 740-9557

     With a copy to:         Newport National Corporation
                             5050 Avenida Encinas, Suite 350
                             Carlsbad, California  92008
                             Attention:  Mr. Scott Brusseau
                             Phone No.    (760) 438-4242
                             Fax No.      (760) 438-0046

     With a copy to:         Luce, Forward, Hamilton & Scripps LLP
                             600 W. Broadway, 26th Floor
                             San Diego, California  92101
                             Attention:  Robert D. Buell, Esq.
                             Phone No.    (619) 699-2539
                             Fax No.      (619) 232-8311

     To Escrow Holder:       Chicago Title Insurance Company
                             7616 LBJ Freeway, Suite 300
                             Dallas, Texas  75251-1106
                             Attention:  Debbie Stanley
                             Phone No.    (972) 934-0077
                             Fax No.      (972) 404-8731

Notice of change of address shall be given by written notice in the manner detailed in this Paragraph. Rejection or other refusal to accept or the inability to deliver because of changed address of which no notice was given shall be deemed to constitute receipt of the notice, demand, request or communication sent.

          18.  Brokers.  Except for Newport National Corporation ("NNC"), Seller
               -------
and Buyer represent to each other that no broker or other agent was involved in the transaction contemplated by this Agreement. Seller will pay NNC a finders fee pursuant to a separate agreement. If any other claims for broker's or finders' fees or commissions for the consummation of this Agreement arise, then Buyer hereby agrees to indemnify, protect, save harmless and defend Seller from and against such claims if they are based upon any statement, representation or agreement made by Buyer, and Seller hereby agrees to indemnify, protect, save harmless and defend Buyer from and against such claims if they are based upon any statement, representation or agreement made by Seller.

          19.  Legal Fees.  In the event of the bringing of any action or suit
               ----------
by a party hereto against another party hereunder by reason of any breach of any of the covenants or agreements or any inaccuracies in any of the representations and warranties on the part of the other party arising out of this Agreement, then in that event, the prevailing party in such action or dispute, whether by final judgment or out of court settlement, shall be entitled to have and recover of and from the other party all costs and expenses of suit, including reasonable attorneys' fees. Any judgment or order entered in any final judgment shall contain a specific provision providing for the recovery of all costs and expenses of suit, including reasonable attorneys' fees (collectively "Costs") incurred in enforcing, perfecting and executing such judgment. For the purposes of this paragraph, Costs shall include, without limitation, attorneys' fees, costs and expenses incurred in (i) post-judgment motions, (ii) contempt proceeding, (iii) garnishment, levy, and debtor and third party examination,
(iv) discovery, and (v) bankruptcy litigation.

          20.  Assignment.  Seller may assign, transfer or convey its rights or
               ----------
obligations under this Agreement, provided that its assignee assumes in writing the obligations of Seller hereunder including the obligation to distribute to Seller. Buyer, without being relieved of liability hereunder and without obtaining Seller's consent, shall have the right to assign its rights and obligations hereunder to any affiliate of Buyer.

          21.  Miscellaneous.
               -------------

               (a)  Survival of Covenants.  The covenants, representations and
                    ---------------------
     warranties of both Buyer and Seller set forth in this Agreement shall survive the recordation of the Grant Deed and the Close of Escrow.

               (b)  Required Actions of Buyer and Seller.  Buyer and Seller
                    ------------------------------------
     agree to execute such instruments and documents and to diligently undertake such actions as may be required in order to consummate the purchase and sale herein contemplated and shall use their commercially reasonable efforts to accomplish the Close of Escrow in accordance with the provisions hereof.

               (c)  Computation of Time Periods.  If any  date or time period
                    ---------------------------
     provided for in this Agreement is or ends on a Saturday, Sunday or federal, state or legal holiday, then such date shall automatically be extended through the next day which is not a Saturday, Sunday or federal, state or legal holiday.

               (d)  Counterparts.  This Agreement may be executed in multiple
                    ------------
     counterparts, each of which shall be deemed an original, but all of which, together, shall constitute but one and the same instrument.

               (e)  Captions.  Any captions to, or headings of, the paragraphs
                    --------
     or subparagraphs of this Agreement are solely for the convenience of the parties hereto, are not a part of this Agreement, and shall not be used for the interpretation or determination of the validity of this Agreement or any provision hereof.

               (f)  No Obligations to Third Parties.  Except as otherwise
                    -------------------------------
     expressly provided herein, the execution and delivery of this Agreement shall not be deemed to confer any rights upon, nor obligate any of the parties hereto, to any person or entity other than the parties hereto.

               (g)  Exhibits.  The Exhibits attached hereto are hereby
                    --------
     incorporated herein by this reference for all purposes.

               (h)  Amendment to this Agreement.  The terms of this Agreement
                    ---------------------------
     may not be modified or amended except by an instrument in writing executed by each of the parties hereto.

               (i)  Waiver.  The waiver or failure to enforce any provision of
                    ------
     this Agreement shall not operate as a waiver of any future breach of any such provision or any other provision hereof.

               (j)  Applicable Law.  This Agreement shall be governed by and
                    --------------
     construed in accordance with the laws of the State of California.

               (k)  Fees and Other Expenses.  Except as otherwise provided
                    -----------------------
     herein, each of the parties hereto shall pay its own fees and expenses in connection with this Agreement.

               (l)  Entire Agreement.  This Agreement supersedes any prior
                    ----------------
     agreements, negotiations and communications, oral or written, and contains the entire agreement between Buyer and Seller as to the subject matter hereof. No subsequent agreement, representation, or promise made by either party hereto, or by or to an employee, officer, agent or representative of either party hereto shall be of any effect unless it is in writing and executed by the party to be bound thereby.

               (m)  Successors and Assigns.  Subject to the restrictions set
                    ----------------------
     forth in Paragraph 20 hereof, this Agreement shall be binding upon and shall inure to the benefit of the successors and assigns of the parties hereto.

               (n)  Construction.  The parties hereto hereby acknowledge and
                    ------------
     agree that (i) each party hereto is of equal bargaining strength, (ii) each such party has actively participated in the drafting, preparation and negotiation of this Agreement, (iii) each such party has consulted with such party's own, independent counsel, and such other professional advisors as such party has deemed appropriate, relative to any and all matters contemplated under this Agreement, (iv) each such party and such party's counsel and advisors have reviewed this Agreement, (v) each such party has agreed to enter into this

     Agreement following such review and the rendering of such advice, and (vi) any rule of construction to the effect that ambiguities are to be resolved against the drafting parties shall not apply in the interpretation of this Agreement, or any portions hereof, or any amendments hereto.

               (o)  Joint and Several Liability.  Each of the Sellers shall be
                    ---------------------------
     jointly and severally liable for the obligations of Seller under this Agreement.

               (p)  Confidentiality.  Buyer and Seller acknowledge that it is in
                    ---------------
     the best interest of Buyer and Seller to maintain the confidentiality of the terms and provisions of this Agreement and the materials relating hereto. Except as otherwise provided herein, neither party shall disclose any of the terms or provisions of this Agreement to any third party other than such party's contractors, agents, and prospective and actual investors and lenders of either party, nor shall either party issue any press releases or make any public statements relating to this Agreement until after the Close of Escrow except (i) to the extent required by any applicable statute, law, regulation, governmental authority or court order, or (ii) in connection with any arbitration or litigation that may arise between the parties in connection with the transaction contemplated by this Agreement.

          22.  Seller's Activities.  Seller acknowledges that Buyer has incurred
               -------------------
costs and expenses in negotiating and entering into this Agreement. Accordingly, during the Escrow period Seller shall not conduct negotiations or provide information regarding the Property or enter into any agreement with respect to the sale, exchange or transfer of the Property, with any party other than Buyer.

          23.  Seller's Exchange.  At its option, Seller may structure its
               -----------------
disposition of the Property as a tax-deferred exchange ("Exchange") pursuant to
Section 1031 of the Internal Revenue Code. If Seller elects to undertake an Exchange, the following terms shall apply:

               (a) Seller, at its option, may assign its rights under this Agreement to an exchange accommodator ("Accommodator") selected by Seller, and Seller may add the Accommodator as an additional party to the Escrow;

               (b) Buyer agrees to cooperate with Seller in connection with the Exchange, including the execution of documents (including, but not limited to, escrow instructions and amendments to escrow instructions) therefor, but Buyer shall have no obligation to take title to any property in connection with the Exchange;

               (c) Buyer shall in no way be obligated to pay any escrow costs, brokerage commissions, title charges, survey costs, recording costs or other charges incurred with respect to Seller's replacement property in the Exchange;

               (d) The Close of Escrow shall not be contingent or otherwise subject to the consummation of the Exchange;

               (e) Escrow shall timely close in accordance with the terms of this Agreement notwithstanding any failure, for any reason, of the consummation of the Exchange;

               (f) Buyer shall have no responsibility or liability on account of the Exchange to any third party involved in the Exchange;

               (g) Buyer shall not be required to make any representations or warranties nor assume any obligations, nor spend any out-of-pocket sum in connection with the Exchange;

               (h) All representation, warranties, covenants and indemnification obligations of Seller to Buyer whether set forth in this Agreement or otherwise existing at law or at equity, shall inure to the benefit of Buyer, notwithstanding the Exchange;

               (i) All representations, warranties, covenants and indemnification obligations of Buyer to Seller whether set forth in this Agreement or otherwise existing at law or at equity, shall inure to the benefit of Seller, notwithstanding the Exchange;

               (j) Seller shall indemnify, protect, defend and hold Buyer harmless from and against any and all causes of action, claims, demands, liabilities, costs and expenses, including actual attorneys' fees and costs, incurred by Buyer in connection with any third party claims which may arise as a result of or in connection with the Exchange.

Buyer makes absolutely no representations or warranties of any kind or nature (express or implied) that tax-deferred exchange treatment is available to Seller with respect to the Exchange, or that such a transaction will qualify in any respect for such treatment, and Buyer shall incur no liability if the Exchange fails to qualify for the tax-deferred treatment intended by Seller. If Buyer defaults under the terms of this Agreement, then Buyer will be liable to Seller for only those damages that would have occurred if Seller had not included the Property in any such exchange. Specifically excluded from those damages for which Buyer would be liable, but not by way of limitation, are any consequential damages Seller would incur because of a loss of tax advantages, tax deferment or other detrimental tax impacts Buyer's default would cause to Seller. Seller hereby acknowledges and represents to Buyer that Seller is relying solely and entirely upon the advice of Seller's own consultants with respect to any and all aspects of any such exchange. Seller agrees to indemnify, protect, defend (with counsel chosen by Buyer), and hold Buyer harmless from and against any and all losses, damages, liabilities, expenses, causes of action, penalties, judgments and costs including, without limitation, actual attorneys' fees and costs, which result from the failure of any such exchange to qualify for tax-deferred treatment. In no event whatsoever shall the obligations of Seller under this Agreement be contingent upon this transaction being included as part of any such tax-deferred exchange for Seller.

          24.  Plans and Reports.  If, for any reason whatsoever, Buyer
               -----------------
terminates this Agreement, Seller may elect to have Buyer assign to Seller all of Buyer' rights, title and interests to feasibility studies, including audits prepared by Coopers & Lybrand, Buyer's financial models, analyses, economic reports, marketing studies, maps, surveys, environmental reports, civil and soil engineering reports, site plans, plans and specifications relating to the Improvements on all of the Properties and any and all other plans, reports and other documents or work relating to any and all of the Properties including but not limited to, Latitude 33's ALTA surveys of the Property, and the physical inspection reports and environmental reports prepared by Building Analytics prepared by or for Buyer, including all land use and other governmental approvals and applications therefor ("Plans and Reports"), completed to Buyer's reasonable satisfaction, with all costs and fees relating thereto fully paid (i.e., at no cost or expense to Seller). Seller agrees that Buyer makes no warranty to Seller as to the accuracy of such Plans and Reports, and Seller agrees to indemnify Buyer for all costs, expenses, claims, liabilities, losses, damages, arising out of or in connection with Seller, its agents or successors using or relying on the Plans and Reports if Seller elects to have Buyer assign them to Seller. Buyer agrees to deliver any and all such Plans and Reports, paid for in full, to Seller within three (3) days after Buyer's receipt of Seller's written notice regarding Seller's election to have Buyer deliver the same. Buyer agrees to execute any reasonable assignment documents prepared by Seller within five (5) days of Seller's request. In addition, Buyer agrees to return any and all of the Documents and Materials to Seller within five (5) days of termination.

          25.  Cross Default.  Seller and Buyer each acknowledge and agree that
               -------------
each party hereto would not have entered into this Agreement without the other party also entering into the Other Agreement (as defined in Paragraph 7(a)(vii) hereof). Notwithstanding anything in this Agreement to the contrary, if either party is in default under this Agreement (the "Defaulting Party"), the Defaulting Party shall be deemed to be in default under the Other Agreement. In such event, the non-defaulting party may elect, in its sole discretion, to treat the Defaulting Party as being in default under the Other Agreement and shall be entitled to exercise all of its rights and remedies under the Other Agreement in the event of a default under the Other Agreement.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the Effective Date.

     "BUYER"                    PRENTISS PROPERTIES ACQUISITION
                                PARTNERS, L.P., a Delaware limited partnership

                                By:  PRENTISS PROPERTIES I, INC., a Delaware
                                     corporation, its sole general partner

                                     By: /s/ DAVID C. ROBERTSON
                                        --------------------------------------
                                        Name:
                                             ---------------------------------
                                        Title:
                                              --------------------------------

     "SELLER"                   JJB Land Company, LLC, a Delaware Limited
                                Liability Company

                                By: /s/ JACOB BROUWER
                                   ------------------------------------------
                                   Jacob Brouwer
                                Its:
                                    ----------------------------------------

Acceptance by Escrow Holder:

          Chicago Title Insurance Company hereby acknowledges that it has received a fully executed original or original executed counterparts of the foregoing Agreement of Purchase and Sale and Joint Escrow Instructions and agrees to act as Escrow Holder thereunder and to be bound by and strictly perform the terms thereof as such terms apply to Escrow Holder.

Dated:  February 5, 1998        Chicago Title Insurance Company

                                By: /s/ SHARON L. COOPER
                                   ---------------------------------------
                                   Its: Authorized Agent